                                                                         Reg S-K
                                                                        Item 601
                                                                      Exhibit 23
                                                                     Page 1 of 1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements of Berkshire Hathaway Inc. on Form S-3 (File No. 33-50989), Form S-3 (File No. 33-58983), Form S-3 (File No. 33-60855) and Form S-3 (File No. 333-31237) of our
reports dated March 6, 1998, appearing in this Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP

Omaha, Nebraska
March 27, 1998